SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8‑K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT - May 9, 2014
(Date of Earliest Event Reported)

AK STEEL HOLDING CORPORATION
(Exact name of registrant as specified in its charter)

Commission File No. 1-13696

Delaware	31-1401455
(State of Incorporation)	(I.R.S. Employer Identification No.)

9227 Centre Pointe Drive West Chester, OH	45069
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 425-5000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

The information required by this item is included in Item 8.01 and incorporated by reference herein.

Item 8.01	Other Events.

On April 29, 2014, AK Steel Corporation (“AK Steel”), a 100%-owned subsidiary of AK Steel Holding Corporation (“AK Holding”), designated two of AK Steel’s 100%-owned subsidiaries, AK Tube LLC and AK Steel Properties, Inc. (collectively, the “Guarantor Subsidiaries”), as guarantor subsidiaries of certain AK Steel debt, including AK Steel’s 8.75% Senior Secured Notes due December 2018, 7.625% Senior Notes due May 2020 and 8.375% Senior Notes due April 2022 (collectively, the “Senior Notes”). Under the terms of the indentures governing the Senior Notes, AK Holding and the Guarantor Subsidiaries fully and unconditionally, jointly and severally, guarantee the full and punctual payment of the principal of, premium, if any, and interest on, and all other amounts payable under, each Senior Note, and the full and punctual payment of all other amounts payable by AK Steel under the indentures governing the Senior Notes. This Current Report on Form 8-K is being filed today for the purpose of incorporating by reference into AK Holding’s active registration statements—pursuant to which AK Steel may, from time to time, offer, among other things, debt securities that are fully and unconditionally, jointly and severally guaranteed by AK Holding and the Guarantor Subsidiaries—the following: supplemental condensed consolidating financial information as of December 31, 2013 and 2012, and for the three years ended December 31, 2013 and as of March 31, 2014 and for the three months ended March 31, 2014 and 2013.

Pursuant to Rule 3-10 of Regulation S-X, AK Holding, in Exhibit 99.1 to this Current Report on Form 8-K, is recasting Note 19 to the Notes to Consolidated Financial Statements at December 31, 2013 and 2012 and for each of the three years in the period ended December 31, 2013 in Item 8 of its Annual Report on Form 10-K for the year ended December 31, 2013 (the “Form 10-K”). Also pursuant to Rule 3-10 of Regulation S-X, AK Holding, in Exhibit 99.2 to this Current Report on Form 8-K, is recasting Note 17 to the Notes to Condensed Consolidated Financial Statements at March 31, 2014 and December 31, 2013 and for the three months ended March 31, 2013 and 2014 in Item 1 of its Quarterly Report on Form 10-Q for the quarter ended March 31, 2014 (the “Form 10-Q”). This Current Report on Form 8-K, including its exhibits, should be reviewed in conjunction with the Form 10-K and the Form 10-Q and AK Holding’s other filings with the Securities and Exchange Commission.

This Current Report on Form 8-K does not modify or update the consolidated financial statements of AK Holding included in the Form 10-K or the Form 10-Q, other than for the changes to the supplemental condensed consolidating financial information in the respective notes.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit:

	23.1	Consent of Ernst & Young LLP

	23.2	Consent of Deloitte & Touche LLP

99.1
Audited consolidated financial statements of AK Steel Holding Corporation as of December 31, 2013 and 2012, and for the three years ended December 31, 2013, including the notes thereto and the reports of the independent registered public accounting firms thereon

99.2
Unaudited condensed consolidated financial statements of AK Steel Holding Corporation as of March 31, 2014 and December 31, 2013, and for the three months ended March 31, 2014 and 2013, including the notes thereto

	101	The financial statements and notes thereto included in this Current Report on Form 8-K of AK Steel Holding Corporation formatted in eXtensible Business Reporting Language (XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AK STEEL HOLDING CORPORATION

By:	/s/ David C. Horn
David C. Horn
Secretary

Dated: May 9, 2014

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP

23.2	Consent of Deloitte & Touche LLP

99.1
Audited consolidated financial statements of AK Steel Holding Corporation as of December 31, 2013 and 2012, and for the three years ended December 31, 2013, including the notes thereto and the reports of the independent registered public accounting firms thereon

99.2
Unaudited condensed consolidated financial statements of AK Steel Holding Corporation as of March 31, 2014 and December 31, 2013, and for the three months ended March 31, 2014 and 2013, including the notes thereto

101	The financial statements and notes thereto included in this Current Report on Form 8-K of AK Steel Holding Corporation formatted in eXtensible Business Reporting Language (XBRL).